UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2021

Veritone, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38093	47-1161641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 Anton Boulevard, Suite 100 Costa Mesa, California	92626
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 507-1737

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VERI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 23, 2021, Veritone, Inc. (the “Company”) entered into an Office Sublease (the “Sublease”) with California Pizza Kitchen, Inc. (the “Subtenant”), pursuant to which the Company will sublease its office space located at 575 Anton Boulevard, Costa Mesa, California, consisting of approximately 37,875 square feet, which the Company leases pursuant to the Lease Agreement dated July 14, 2017, between the Company and PR II/MCC South Coast Property Owner, LLC (the “Landlord”), as amended (the “Lease”), subject to the written consent of the Landlord to the Sublease.  The term of the Sublease is expected to commence in March 2021 and will continue through December 31, 2024, coterminous with the Lease.  Pursuant to the Sublease, the Subtenant will pay to the Company base rent in an initial amount of $94,687.50 per month, which is subject to annual rent escalations, as well as a portion of the operating expenses and taxes payable by the Company under the Lease.

The foregoing description of the Sublease does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Sublease, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

In connection with the Company’s sublease of this office space, in approximately March 2021, the Company will relocate its corporate headquarters to its existing office space located at 1515 Arapahoe Street, Tower 3, Suite 400, Denver, Colorado 90202, which office space is currently leased by the Company under a lease expiring in August 2021.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Office Sublease between the Company and California Pizza Kitchen, Inc. dated effective as of February 23, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2021	Veritone, Inc.

	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Executive Vice President, General Counsel and Secretary